Exhibit 10.1

GUARANTY

GUARANTY, dated as of September 7, 2023 (this “Guaranty”), made by each of the signatories hereto (the “Guarantors”), in favor of Walleye Opportunities Master Fund Ltd. (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, Ault Alliance, Inc. (the “Company”) has agreed to sell and issue to the Purchaser, and the Purchaser has agreed to purchase from the Company, an original issuance discount term note (the “Note”) in the principal face amount of $2,200,000.00 in exchange for $2,000,000.00 (the “Loan”), subject to the terms and conditions set forth therein; and

WHEREAS, each Guarantor will directly or indirectly benefit from the extension of credit to the Company represented by the issuance of the Note;

NOW, THEREFORE, in consideration of the premises and to induce the Purchaser to provide the Loan and to carry out the transactions contemplated thereby, each Guarantor hereby agrees with the Purchaser as follows:

1.       Definitions. Unless otherwise defined herein, terms defined in the Note and used herein shall have the meanings given to them in the Note. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section and Schedule references are to this Guaranty unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The following terms shall have the following meanings:

“Guaranty” means this Guaranty, as the same may be amended, supplemented or otherwise modified from time to time.

“Obligations” means, in addition to all other costs and expenses of collection incurred by Purchaser in enforcing any of such Obligations and/or this Guaranty, all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Company or any Guarantor to the Purchaser, pursuant to the Note, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Purchaser as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest, if any, on the Note and the Loan extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company or any Guarantor from time to time under or in connection with this Guaranty and the Note; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any Guarantor.

2.       Guaranty.

(a)       Guaranty.

(i)       The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Purchaser and its successors, endorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(ii)       Anything herein or in the Note to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the Note shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 2(b)).

(iii)       Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guaranty contained in this Section 2 or affecting the rights and remedies of the Purchaser.

(iv)       The guaranty contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the guaranty contained in this Section 2 shall have been satisfied by indefeasible payment in full (other than inchoate indemnity obligations or indemnification obligations for which no claim or demand for payment, whether oral or written has been made at such time). Notwithstanding the foregoing and for the avoidance of doubt, upon payment in full (other than inchoate indemnity obligations or indemnification obligations for which no claim or demand for payment, whether oral or written has been made at such time), this Guaranty shall automatically terminate, and the Purchaser shall at the Guarantors’ sole cost and expense, execute and deliver to the Guarantors such documents as the Guarantors shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(v)       No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Purchaser from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are indefeasibly paid in full.

(b)       Right of Contribution. Subject to Section 2(c), as among the Guarantor, each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2(c). The provisions of this Section 2(b) shall in no respect limit the joint and several obligations and liabilities of any Guarantor to the Purchaser, and each Guarantor shall remain liable to the Purchaser for the full amount of the Obligations guaranteed hereunder.

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(c)       No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Purchaser, no Guarantor shall be entitled to be subrogated to any of the rights of the Purchaser against the Company or any other Guarantor or any collateral security or guaranty or right of offset held by the Purchaser for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Purchaser by the Company on account of the Obligations are indefeasibly paid in full (other than inchoate indemnity obligations or indemnification obligations for which no claim or demand for payment, whether oral or written has been made at such time). If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Purchaser, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Purchaser, in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Purchaser, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Purchaser may determine. If (a) any Guarantor shall make payment to the Purchaser of all or any part of the Obligations, and (b) the Obligations shall have been paid in full (other than inchoate indemnity obligations or indemnification obligations for which no claim or demand for payment, whether oral or written has been made at such time), the Purchaser will, at such Guarantor’s request and expense, promptly execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor.

(d)       Amendments, Etc. with Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Purchaser may be rescinded by the Purchaser and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Purchaser, and the Note may be amended, modified, supplemented or terminated, in whole or in part, as the Purchaser may deem advisable from time to time, and any collateral security, guaranty or right of offset at any time held by the Purchaser for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.

(e)       Guaranty Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Purchaser upon the guaranty contained in this Section 2 or acceptance of the guaranty contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guaranty contained in this Section 2; and all dealings between the Company and any of the Guarantors, on the one hand, and the Purchaser, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guaranty contained in this Section 2. Each Guarantor waives, to the extent permitted by law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guaranty contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (i) the validity or enforceability of the Note, any of the Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by the Purchaser, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud by Purchaser) which may at any time be available to or be asserted by the Company or any other Person against the Purchaser, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under the guaranty contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Purchaser may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as they may have against the Company, any other Guarantor or any other Person or against any collateral security or guaranty for the Obligations or any right of offset with respect thereto, and any failure by the Purchaser to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Purchaser against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

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(f)       Reinstatement. The guaranty contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Purchaser upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

(g)       Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Purchaser without set-off or counterclaim in U.S. dollars at the address provided by the Purchaser.

3.       Representations and Warranties. Each Guarantor hereby makes the following representations and warranties to Purchaser as of the date hereof, as applicable:

(a)       Organization and Qualification. Each Guarantor is (A) an individual with full capacity, who has knowledge and a complete understanding of the terms set forth in this Guaranty; or (B)(1) a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization as set forth on the signature pages hereto, (2) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute, deliver and perform its obligations under this Guaranty, and to consummate the transactions contemplated hereby and (3) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified (individually or in the aggregate) would not result in a material adverse effect.

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(b)       Authorization; Enforcement. The Guarantor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Guaranty, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guaranty by any Guarantor that is an entity and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Guarantor. This Guaranty has been duly executed and delivered by the Guarantor and constitutes the valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c)       No Conflicts. The execution, delivery and performance of this Guaranty by the Guarantor and the consummation by the Guarantor of the transactions contemplated thereby do not and will not (i) in the case of a Guarantor that is an entity, conflict with or violate any provision of its certificate or articles of incorporation, operating agreement, bylaws or other organizational documents, or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Guarantor is subject (including federal and state securities laws and regulations), or by which any material property or asset of the Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a material adverse effect. The business of any Guarantor that is an entity is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a material adverse effect.

(d)       Consents and Approvals. The Guarantor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person in connection with the execution, delivery and performance by the Guarantor of this Guaranty.

(e)       [Reserved]

(f)       Foreign Law. Each Guarantor has consulted with appropriate foreign legal counsel with respect to any of the above representations for which non-U.S. law is applicable. As applicable, such foreign counsel has advised each applicable Guarantor that such counsel knows of no reason why any of the above representations would not be true and accurate. Such foreign counsel was provided with copies of this Guaranty and the Note prior to rendering its advice, as applicable.

4.       Covenants.

(a)       Each Guarantor covenants and agrees with the Purchaser that, from and after the date of this Guaranty until the Obligations shall have been indefeasibly paid in full (other than inchoate indemnity obligations or indemnification obligations for which no claim or demand for payment, whether oral or written has been made at such time), such Guarantor shall take, and/or shall refrain from taking, as the case may be, each commercially reasonable action that is necessary to be taken or not taken, as the case may be, so that no Event of Default (as defined in the Note) is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

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(b)       [Reserved]

5.       Miscellaneous.

(a)       Amendments in Writing. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except in writing by the Guarantors and the Purchaser.

(b)       Notices. All notices, requests and demands to or upon the Purchaser or any Guarantor hereunder shall be addressed to such party at its notice address set forth on Schedule 5(b).

(c)       No Waiver by Course of Conduct; Cumulative Remedies. The Purchaser shall not by any act (except by a written instrument pursuant to Section 5(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Note. No failure to exercise, nor any delay in exercising, on the part of the Purchaser, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Purchaser of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Purchaser would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(d)       Enforcement Expenses; Indemnification.

(i)       Each Guarantor agrees to pay, or reimburse the Purchaser for, all its documented, reasonable costs and expenses incurred in collecting against such Guarantor under the guaranty contained in Section 2 or otherwise enforcing or preserving any rights under this Guaranty, including, without limitation, the reasonable fees and disbursements of counsel to the Purchaser.

(ii)       Each Guarantor agrees to pay, and to save the Purchaser harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guaranty.

(iii)       Each Guarantor agrees to pay, and to save the Purchaser harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guaranty to the extent the Company would be required to do so pursuant to the Note, except to the extent resulting from the Purchaser’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction no longer subject to appeal.

(iv)       The agreements in this Section 5(d) shall survive repayment of the Obligations.

(e)       Successor and Assigns. This Guaranty shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Purchaser and its successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guaranty without the prior written consent of the Purchaser.

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(f)       Set-Off. Each Guarantor hereby irrevocably authorizes the Purchaser at any time and from time to time while an Event of Default (as defined in the Note) shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Purchaser to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Purchaser may elect, against and on account of the obligations and liabilities of such Guarantor to the Purchaser hereunder and claims of every nature and description of the Purchaser against such Guarantor, in any currency, whether arising hereunder, under the Note, as the Purchaser may elect, whether or not the Purchaser have made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Purchaser shall notify such Guarantor promptly of any such set-off and the application made by the Purchaser of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Purchaser under this Section 5(f) are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Purchaser may have.

(g)       Counterparts. This Guaranty may be executed by two or more of the parties to this Guaranty on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(h)       Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i)       Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(j)       Integration. This Guaranty represent the agreement of the Guarantors and the Purchaser with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Purchaser relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the Note.

(k)       Governing Laws. All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. The Purchaser and the Guarantors agree that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Guaranty (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. The Purchaser and each Guarantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guaranty or the transactions contemplated hereby.

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(l)       Acknowledgements. Each Guarantor hereby acknowledges that:

(i)       it has been advised by counsel in the negotiation, execution and delivery of this Guaranty;

(ii)      the Purchaser has no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guaranty or the Note, and the relationship between the Guarantors, on the one hand, and the Purchaser, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(iii)       no joint venture is created hereby or by the Note or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Purchaser.

(m)       [Reserved]

(n)       Release of Guarantors. Each Guarantor will be released from all liability hereunder concurrently with the indefeasible repayment in full of the Obligations (other than inchoate indemnity obligations or indemnification obligations for which no claim or demand for payment, whether oral or written has been made at such time).

(o)       [Reserved]

(p)       WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE PURCHASER, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND FOR ANY COUNTERCLAIM THEREIN.

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(Signature Pages Follow)

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IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

GUARANTORS

AULT & COMPANY, INC.

By:
Name:	Milton C. Ault, III
Title:	Chief Executive Officer

Milton C. Ault, III

PURCHASER

WALLEYE OPPORTUNITIES MASTER FUND LTD.

By:
Name:
Title:

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Disclosure Schedules

Guaranty

Schedule 5(b)

Notices

Ault & Company, Inc.

11411 Southern Highlands Parkway, Suite 240

Las Vegas, NV 89141

Attn: Milton C. Ault, III

With a copy to (which shall not constitute notice):

Ault & Company, Inc.

100 Park Avenue, Suite 1658

New York, NY 10017

Attn: Henry C.W. Nisser, Esq.

Milton C. Ault, III

c/o Ault & Company, Inc.

11411 Southern Highlands Parkway, Suite 240

Las Vegas, NV 89141

Walleye Opportunities Master Fund Ltd.

c/o Walleye Capital LLC

2800 Niagara Lane North

Plymouth, MN 55447

Attn: Roger Masi

E-Mail: rmasi@walleyecapital.com

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